UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Commission File No. 333-74928

MONEYFLOW SYSTEMS INTERNATIONAL INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MONEYFLOW SYSTEMS INTERNATIONAL INC.
Suite N, 7003 – Fifth Street S.E.
Calgary, Alberta, Canada  T2H 2G2

September 12, 2005

Dear Shareholder:

I am pleased to invite you to attend the special meeting of shareholders of MoneyFlow Systems International Inc., to be held at 400 South Fourth St., 3rd Floor, Las Vegas, Nevada 89101, on September 30, 2005, at 8:30 a.m. Pacific time. Details regarding the business to be conducted are more fully described in the accompanying notice of special meeting and proxy statement. Also enclosed in this package is a proxy card for you to record your vote and a return envelope for your proxy card.

Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. Voting will ensure your representation at the meeting, if you do not attend in person. If you do attend in person, you may withdraw your proxy and vote personally on any matters brought properly before the meeting.

Sincerely,
MONEYFLOW SYSTEMS INTERNATIONAL INC.
/s/ Hal Schultz
Hal Schultz
President and Chief Executive Officer

MONEYFLOW SYSTEMS INTERNATIONAL INC.
Suite N, 7003 – Fifth Street S.E.
Calgary, Alberta, Canada  T2H 2G2

NOTICE
OF
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 30, 2005

NOTICE IS HEREBY GIVEN that the special meeting of shareholders of MoneyFlow Systems International Inc., a Nevada corporation, will be held at 400 South Fourth St., 3rd Floor, Las Vegas, Nevada 89101, on September 30, 2005, at 8:30 a.m. Pacific time, for the following purposes, as more fully described in the accompanying proxy statement:

1.

To accept the Auditors report and financial statements, including fiscal years 2003, 2004 and the interim period ending April 30, 2005.

2.

To elect three directors for the staggered terms commencing with the ensuing year and until their successors shall be elected and duly qualified.

3.

To ratify the appointment of Hein & Associates, Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ending October 31, 2005, with authority for the Board of Directors to set the auditing firm’s remuneration.

4.

To ratify the actions of the Officers and Directors of the Company since the last shareholders’ meeting of the Company held July 24, 2002.

5.

To approve a resolution granting the Board of directors the authority to take any of the following actions: change the name of the Company; modify the share capital of the Company; buy, invest in, or enter into business arrangements with, other companies in similar or diverse industries; to sell some or all of the corporate assets; to enter into purchase and sale agreements, joint venture agreements, investment agreements or other business arrangements which could ultimately result in a change of control of the Company; to enter into business arrangements which may result in the pledge or collateralization of the corporate assets.

6.

To consider such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on September 5, 2005, are entitled to notice of, and to vote at, the meeting or any adjournment thereof.  Stockholders should review the information provided herein in conjunction with the Company’s 2004 Annual Report on Form 10-KSB and the interim period Form 10-QSB for the period ended April 30, 2005, which accompanies this Proxy Statement.

Whether or not you expect to attend the meeting in person, please mark, date and sign the enclosed proxy exactly as your name appears thereon and promptly return it to the company.  Proxies may be revoked at any time before they are exercised and, if you attend the meeting in person, you may withdraw your proxy and vote personally on any matter brought properly before the meeting.

Sincerely,
MONEYFLOW SYSTEMS INTERNATIONAL INC.
/s/ Hal Schultz
Hal Schultz
President and Chief Executive Officer

Calgary, Alberta

September 12, 2005

****YOUR VOTE IS IMPORTANT****

YOU ARE URGED TO DATE, SIGN, AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

MONEYFLOW SYSTEMS INTERNATIONAL INC.
Suite N, 7003 – Fifth Street S.E.
Calgary, Alberta, Canada  T2H 2G2

PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 30, 2005

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement is furnished by the board of directors of MoneyFlow Systems International Inc. and contains information relating to the special meeting of our shareholders to be held on September 30, 2005, beginning at 8:30 a.m. Pacific time, at 400 South Fourth St., 3rd Floor, Las Vegas, Nevada 89101.  This proxy statement and accompanying proxy card are being distributed on or about September 12, 2005.

What is the purpose of the special meeting?

At our special meeting, shareholders will vote on the following five items of business:

1.

The acceptance of the Auditors report and financial statements, including fiscal years 2003, 2004 and the interim period ending April 30, 2005.

2.

The election of three directors for the staggered terms set opposite their names commencing with the ensuing year and until their successors shall be elected and duly qualified.

3.

The ratification of the appointment of Hein & Associates, Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ending October 31, 2005, with authority for the Board of Directors to set the auditing firm’s remuneration.

4.

The ratification of the actions of the Officers and Directors of the Company since the last shareholders’ meeting of the Company held July 24, 2002.

5.

The approval of a resolution granting the Board of directors the authority to take any of the following actions: change the name of the Company; modify the share capital of the Company; buy, invest in, or enter into business arrangements with, other companies in similar or diverse industries; to sell some or all of the corporate assets; to enter into purchase and sale agreements, joint venture agreements, investment agreements or other business arrangements which could ultimately result in a change of control of the Company; to enter into business arrangements which may result in the pledge or collateralization of the corporate assets.

You will also vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

What are the board’s recommendations?

Our board of directors recommends that you vote:

•

FOR  acceptance of the Auditors report and financial statements, including fiscal years 2003 and 2004 (see Proposal 1);

•

FOR election of each of three nominees for director (see Proposal 2);

•

FOR ratification of the appointment of Hein & Associates, Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ending October 31, 2005, with authority for the Board of Directors to set the auditing firm’s remuneration for the staggered terms set opposite their names commencing with the ensuing year and until their successors shall be elected and duly qualified (see Proposal 3);

•

FOR ratification of the actions of the Officers and Directors of the Company since the last shareholders’ meeting of the Company held July 24, 2002 (see Proposal 4); and

•

FOR approval of a resolution granting the Board of directors the authority to take any of the following actions: change the name of the Company; modify the share capital of the Company; buy, invest in, or enter into business arrangements with, other companies in similar or diverse industries; to sell some or all of the corporate assets; to enter into purchase and sale agreements, joint venture agreements, investment agreements or other business arrangements which could ultimately result in a change of control of the Company; to enter into business arrangements which may result in the pledge or collateralization of the corporate assets (see Proposal 5).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

What shares are entitled to vote?

As of September 5, 2005, the record date for the meeting, there were 7,216,203 shares of Common Stock and 1,000 shares of Preferred B stock outstanding and entitled to vote at the meeting.  Each share of our common stock outstanding on the record date is entitled to one vote on all items being voted on at the meeting.  The holders of Preferred B shares are only entitled to vote on the matter of the election of directors.  You can vote all the shares that you owned on the record date. These shares include (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a stockbroker, bank or other nominee. Shareholders do not have the right to cumulate votes in the election of directors.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record.   If your shares are registered directly in your name with our transfer agent, Transfer Online , you are considered, with respect to those shares, the shareholder of record, and we are sending these proxy materials directly to you. As the shareholder of record, you have the right to grant your voting proxy directly to the named proxy holder or to vote in person at the meeting. We have enclosed a proxy card for you to use.

Beneficial Owner.   If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the special meeting.

Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Who can attend the meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to September 5, 2005, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.   Registration and seating will begin at 8:00 a.m. Cameras, recording devices and other similar electronic devices will not be permitted at the meeting.

How can I vote my shares in person at the special meeting?

Shares held in your name as the shareholder of record may be voted in person at the special meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the special meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the special meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Can I change my vote or revoke my proxy after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change the votes you cast or revoke your proxy at any time before the votes are cast at the meeting by (1) delivering a written notice of your revocation to our corporate secretary at our principal executive office, (2) executing and delivering a later dated proxy, or (3) appearing in person at the meeting, filing a written notice of revocation with our corporate secretary and voting in person the shares to which the proxy relates. Any written notice or later dated proxy should be delivered to MoneyFlow Systems International Inc., Suite N, 7003 - Fifth Street S.E., Calgary, Alberta  T2H 2G2, Attention:  Hal Schultz, or hand-delivered to Mr. Schultz or the Scrutineer before the vote at the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of at least a majority of the shares of our common stock outstanding as of the record date will constitute a quorum. There must be a quorum for any action to be taken at the meeting (other than an adjournment or postponement of the meeting). If you submit a properly executed proxy card, even if you abstain from voting, then your shares will be counted for purposes of determining the presence of a quorum. If a broker indicates on a proxy that it lacks discretionary authority as to certain shares to vote on a particular matter, commonly referred to as “broker non-votes,” those shares will still be counted for purposes of determining the presence of a quorum at the meeting.

What vote is required to approve each item?

Election of Directors.   Assuming the presence of a quorum, the three persons receiving the highest number of “FOR” votes will be elected as directors.

Other Items.   For each other item to be considered at the special meeting, assuming the presence of a quorum, the affirmative vote of the majority of votes cast in person or by proxy on the matter (excluding broker non-votes) will be required for approval. Abstentions will be considered for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

If you hold your shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owners and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes will not have any effect on the outcome of the vote.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or brokerage account. You should sign and return all proxies for each proxy card that you receive in order to ensure that all of your shares are voted.

How can I vote on each of the proposals?

In the election of directors, you may vote FOR each of the three nominees, or your vote may be WITHHELD with respect to any or all of the nominees. For each other matter, you may vote FOR or AGAINST the proposal, or you may indicate that you wish to ABSTAIN from voting on the proposal.

Each of your shares will be voted according to your directions on the proxy card. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of our board of directors (FOR each of the three nominees for director named in the proxy statement and FOR the other proposal).

Who will count the proxy votes?

Votes will be counted by the Scrutineer at the meeting, who has been appointed to act as the inspector of election for the special meeting.

How will voting on any other business be conducted?

We do not expect any matters to be presented for a vote at the meeting other than the five matters described in this proxy statement. If you grant a proxy, either of the officers named as proxy holder, Hal Schultz or Darwyn Ross, or their nominee(s) or substitute(s), will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the meeting. If a nominee is not available as a candidate for director, the persons named as proxy holders will vote your proxy for another candidate nominated by our board of directors.

Who is paying for this proxy solicitation?

We will pay the expenses incurred in connection with the solicitation of proxies. We are soliciting proxies principally by mail. In addition, our directors, officers and regular employees may solicit proxies personally, by telephone, by facsimile or by e-mail, for which they will receive no consideration other than their regular compensation. We will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of shares held as of the record date and will reimburse such persons for their reasonable expenses so incurred.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of September 5, 2005, by (a) each person who is known to us to own beneficially more than five percent of our common stock, (b) each director, (c) our Named Executive Officers (as defined herein), and (d) all executive officers and directors as a group. Unless otherwise noted, each person identified below possesses sole voting and investment power with respect to such shares. Except as described elsewhere herein, we know of no agreements among our shareholders that relate to voting or investment power with respect to our common stock.

	Shares	Percent
Name and Address of	Beneficially	of Common
Beneficial Owner(1)	Owned	Stock(2)
Hal Schultz(3)(4)	2,001,670 (3)	27.7%
Dale Tingley	497,200	6.89%
Ryan Henning	680,000 (4)	9.42%
Alec McDougal	224,400	3.11%
Darwyn Ross	110,000	1.52%
All directors and executive officers as a group (3 persons)(22)	2,336,070	32.37%

      *       Represents less than one percent.

  (1)       Unless otherwise indicated, the address of each shareholder is c/o MoneyFlow Systems International Inc., Suite N, 7003 - Fifth Street S.E., Calgary, Alberta  T2H 2G2.

  (2)       Percent of common stock is based on 7,216,203 shares of common stock issued and outstanding on September 5, 2005.  Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to securities.  Securities “beneficially owned” by a person may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the option or right to acquire within 60 days of September 5, 2005.  Shares issuable pursuant to the exercise of warrants and the exercise of options are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person.

  (3)       Mr. Schultz owns 391,670 common shares indirectly through Advance Contracting Services Ltd., a management company controlled by him.

  (4)       Includes 200,000 shares held by an investment company in which Mr. Henning has a beneficial interest.

PROPOSAL NO. 1
ACCEPTANCE OF FINANCIAL STATEMENTS
FOR FISCAL YEARS 2003 AND 2004

General

As required by the company bylaws and the SEC, the Auditor’s Report and financial statements for the fiscal years ended October 31, 2003 and October 31, 2004 as previously filed with the SEC in the Form 10-K present fairly the financial performance of the company since the last meeting of the shareholders.

Recommendation

The Board of Directors recommends a vote FOR the acceptance of the Auditor’s Report and financial statements for the fiscal years 2003 and 2004.

PROPOSAL NO. 2
ELECTION OF DIRECTORS

Nominees

Three persons have been nominated for election as directors at the special meeting, all of whom currently serve as directors.  Our directors have historically been elected annually, however, the proposal for the current election of the directors is to stagger the terms of the board members serving and to elect the directors by a plurality of the votes cast, to serve for the terms set opposite their respective names until the next meeting of shareholders where such position is called for election and until their respective successors are elected and duly qualified. There are no familial relationships between any director or officer.

Required Vote

The three nominees receiving the highest number of affirmative votes of the shares entitled to vote at the special meeting shall be elected to the board of directors. An abstention will have the same effect as a vote withheld for the election of directors and a broker non-vote will not be treated as voting in person or by proxy on the proposal. Set forth below is certain information concerning the nominees for the board of directors. The board of directors recommends that shareholders vote FOR the nominees listed below.

Name	Age	Principal Occupation	Position with Company	Director Since
Hal Schultz	73	President, Chief	President, Chief	1999
		Executive Officer and	Executive Officer and
		Director of MoneyFlow	Director
Alec McDougal	55	Private Investor	Director	2004
Darwyn Ross	43	Lawyer	Director	2004

Business Experience

Hal Schultz, President, Chief Executive Officer and director, is one of our founders.  Mr. Schultz has served as the Company’s President and CEO for over six years.  He devotes his full time to the Company’s business affairs.  Mr. Schultz is the founder of the Company and has been CEO of the Company since its inception. Mr. Schultz is an experienced senior executive and entrepreneur with experience in the real estate, medical products, construction, oil and gas and environmental businesses. He has experience in both private and publicly traded companies in Canada and the U.S.A.  He has been involved in business in Asia as a product developer and importer, and was instrumental in the development and marketing of certain medical and surgical apparatus. Prior to creating the Company he was chairman of Enviro FX Inc. a publicly traded (CDNX) company providing environmental cleanup technology and services in Canada and internationally. In 1994, he became Chairman of Neutrino Resources Ltd; an oil and gas company publicly traded on the Toronto Stock Exchange (TSE). He also served as a Director and Chief Financial Officer of Bridgetown Energy Corp. (CDNX) from 1994 to 1995.

Alec McDougal joined the company and became one of our directors in 2004.  In 1972 Mr. McDougall received his BSc in Civil Engineering. His career spanned several senior engineering posts with CP Rail, the City of Calgary, the City of Lethbridge Alberta and positions in private engineering firms.  In 1997 he joined Canadian Crude Separators (CCS) as President and COO. Mr. McDougall is also President of ECCO Waste Systems a company involved in the disposal of construction and demolition debris and non hazardous waste. His diverse professional and business experience continues to be a valuable asset to the Company.

Darwyn Ross became one of our directors in 2004.  Mr. Ross, B.Sc., LLB, is a practicing barrister and solicitor within the province of Alberta.  He has had many years of experience with public companies, having served as an officer and director of a variety of public companies listed on many different exchanges including the Vancouver Stock Exchange, the Alberta Stock

Exchange, as well as companies listed on the Bulleting Board Exchange.  These companies have had diverse business interests including natural resource exploration, environmental sector services, Oil and Gas exploration and production, security services, financial services, and technology development.

Board Meetings and Committees

The board of directors held a number of meetings during our last two fiscal years. Each of the incumbent directors attended all of the meetings of the board

Shareholder Communications with Board Members

Our board of directors has provided the following process for shareholders to send communications to our board and/or individual directors. All communications from shareholders should be addressed to MoneyFlow Systems International Inc., Suite N, 7003 - Fifth Street S.E., Calgary, Alberta  T2H 2G2, Attention: Hal Schulz, Chief Executive Officer. Communications to individual directors may also be made to such director at our company’s address. All communications sent to a member of the board of directors or to any individual director will be received directly by such individuals and will not be screened or reviewed by any company personnel.  Any communications sent to the board in the care of the Chief Executive Officer will be reviewed by the Chief Executive Officer to ensure that such communications relate to the business of the company before being reviewed by the board.

EXECUTIVE COMPENSATION

The following table sets forth information with respect to compensation paid by us to our Chief Executive Officer and the other executive officers or directors in the most recent fiscal year (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

					Long-Term
					Compensation
		Annual Compensation			Awards
				Other annual	Securities/	All other
				compensation	Underlying	compensation
Name and principal position(1)	Year	Salary(4)(5)	Bonus	(2)	Options	(3)
Hal Schultz	2004	$42,857	$—	$26,729	60,000	$76,000
President, Chief Executive Officer and Director	2003	41,577	— —	$23,517 —	50,000 0	— —
Rick Scott	2004	$34,286	---	$12,103	50,000	---
Vice President	2003	33,333	0	$1,950	---	---
Philip Moriarity	2004	$6,594	---	$1,587	50,000	---
Director President of InterGlobe		--- —	--- —	--- —	--- —	— —

(1)          Mr. Schultz has been an executive officer of ours since our inception in 1999, Mr. Scott became an officer and director in 2000 and Mr. Moriarity became an executive officer and director in September of 2004.

(2)          Other annual compensation reflects revenue sharing from ATM transactions and expense reimbursements which Mr. Scott received in 2003 and in 2004.  The monies paid to Messrs. Schultz and Moriarity are reimbursement of expenses incurred on behalf of the company in 2003 and in 2004.

(3)          Mr. Schultz was additionally granted shares for his continued efforts on behalf of the company to conclude certain strategic acquisitions.  For more information on such arrangement, see “Certain Relationships and Related Transactions.”

(4)          Our board of directors established an annual salary for Mr. Schultz effective November 1, 2000. He additionally received certain grants of stock as compensation for his services through to October 31, 2005.

(5)

As stated in US dollars.   Our officers and employees are paid in Canadian dollars.  Mr. Schultz receives an annual salary of $60,000 CDN and Mr. Scott received an annual salary of $48,000 CDN.

No stock options were granted during the last fiscal year to the Named Executive Officers. No stock appreciation rights were granted during the last fiscal year.

The following table sets forth information concerning the unexercised options held by the Named Executive Officers or Directors as of the end of the last fiscal year. No options were exercised by Named Executive Officers or Directors during the last fiscal year. No stock appreciation rights were exercised by the Named Executive Officers or Directors during the last fiscal year or were outstanding at the end of that year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
OPTION VALUES

	Number of Securities Underlying Unexercised Options at FY-End		Value of Unexercised In-the-Money Options at FY-End(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Hal Schultz	0	0	$0	$0
Alec McDougal	0	0	0	0
Darwyn Ross	0	0	0	0

(1)          Market value of underlying securities at the end of the fiscal year minus the exercise price.

Compensation of Directors

On November 19, 2004, the board of directors authorized a compensation arrangement with non-employee directors.  Pursuant to the arrangement, we estimate annual cash or other compensation for each non-employee director to be $7,500, based on attending four board meetings, one special meeting of shareholders and such special meetings as may be required. Non-employee directors will receive an annual retainer of 60,000 shares

Employment Contracts and Termination of Employment, and Change-in-Control Arrangements

Mr. Schultz performs his duties pursuant to an employment arrangement with the company, although no formal employment agreement has been executed.  In addition to his salary, he is eligible to participate in various stock award programs or stock option plans when and if these are implemented by the company.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Board or Directors has appointed Hein & Associates, Certified Public Accountants as our independent registered public accounting firm for the fiscal year ending October 31, 2005.  We are asking you to ratify the Board’s selection of Hein & Associates, Certified Public Accountants, as independent auditors for 2005 and a proposal to ratify that appointment will be presented to shareholders at the meeting.. If the shareholders do not ratify such appointment, the board will select another firm of independent public accountants.

Hein & Associates, Certified Public Accountants provided audit and non-audit services to us in 2004 and 2005, the aggregate fees and expenses of which are shown below.

Audit and Non-Audit Fees

The following table presents fees for audit and other services provided by Farber & Haas (the company’s former auditors) and Hein & Associates for the year ended October 31, 2004 and the period ended April 30, 2005.

	Year/Period Ended
	October 31, 2004	April 30, 2005
Audit fees(1)	$33,321	$5,000
Audit-related fees(2)	0	0
Total Fees	$33,321	$5,000

(1)          Audit fees consist of fees for services provided in connection with the audit of our financial statements and reviews of our quarterly financial statements.

(2)          Audit-related fees consist of assurance and related services that include, but are not limited to, internal control reviews, attest services not required by statute or regulation and consultation concerning financial accounting and reporting standards.     All other fees consist of fees billed for time spent assisting us with a consolidation issue in 2004 and a disposition issue in 2005.

Pre-Approval Policies and Procedures

All services provided by our independent registered public accounting firm, Hein & Associates, Certified Public Accountants are subject to pre-approval by our directors. The board has authorized each of its members to approve services by our independent registered public accounting firm in the event there is a need for such approval prior to the next full board meeting. Any interim approval given by a board member must be reported to the entire board no later than its next scheduled meeting. Before granting any approval, the board of directors gives due consideration to whether approval of the proposed service will have a detrimental impact on the independence of our independent registered public accounting firm. The board of directors pre-approved all services provided by Hein & Associates, Certified Public Accountants in our last fiscal year.

Recommendation

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Hein & Associates, Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ending October 31, 2005.

PROPOSAL NO. 4
RATIFICATION OF ACTIONS OF OFFICERS & DIRECTORS
SINCE LAST SHAREHOLDERS MEETING

General

Since the last shareholders meeting the board of directors undergone had a number of changes in its make-up.  Certain board members served for interim periods, some have resigned, and new directors have joined us.  The members of the board have served the interests of the company and its shareholders and have consistently acted in the best interests of the shareholders.  In the ordinary course of the business the officers and directors have exercised sound business decision making procedures and have conducted the affairs of the company in accordance with sound business practices.  Further, all material contracts, financial matters, share issuances and events have been reported in a timely and accurate manner and have been filed with the SEC in the appropriate form.  All financial statements and reports have been filed within the appropriate time limits and in the form required.

Recommendation

The Board of Directors recommends a vote FOR the ratification of the actions of the Officers and Directors of the Company since the last shareholders’ meeting of the Company held July 24, 2002

PROPOSAL NO. 5
APPROVAL TO GRANT THE BOARD OF DIRECTORS THE GENERAL AUTHORITY TO NEGOTIATE BUSINESS PURCHSE OR SALE ARRANGEMENTS, COMMIT THE CORPORATE ASSETS, CHANGE THE COMPANY NAME, REORGANIZE THE CORPORATE SHARE CAPITAL OR MAKE INVESTMENTS ON BEHALF OF THE COMPANY.

General

Since the last meeting of the shareholders the Board of Directors has been actively pursuing growth strategies for the company.  Some of these involve the development of internal assets and organic growth within the industry sectors in which the company currently operates.  Other involved strategic acquisitions of ongoing operations which were designed to augment sales efforts in a particular area of the company’s business.  When considering any potential business acquisition or affiliation consideration is given to the company’s cost of capital, including any associated opportunity costs.  The directors have identified a number of potential business associations or acquisitions which, in their best judgment are consistent with the company’s growth strategy.  The Board has not imposed a definitive set of constraints regarding the best growth strategy and accordingly in the course of pursuing various potential business relationships management believes the company must remain flexible in its negotiations

The Directors remain committed to maximizing shareholder value and accordingly are regularly evaluating the options and business opportunities available to the company.  Within the industry sectors in which the company operates there are growth opportunities which may involve the strategic alliance with or the acquisition of competitive organizations, or even the potential merger with one or more competitive operations.  In the event management is available to negotiate acquisition terms favorable to the company it may be necessary for the company to raise considerable amounts of capital.  It may also be necessary for the company to pledge some or all of its assets in order to secure the necessary funding.  In the event any or all of these events were advantageously negotiated on behalf of the company it may be in the best interests of the newly combined entity to effect a change of name to better reflect the newly structured business.

Further, there may be circumstances where the Board may considerer the sale of some, all, or substantially all of the assets of the company if such sale would be in the best interests of the company and would maximize shareholder value.

Recommendation

The Board of Directors recommends a vote FOR approval of a resolution granting the Board of directors the authority to take any of the following actions: change the name of the Company; modify the share capital of the Company; buy, invest in, or enter into business arrangements with, other companies in similar or diverse industries; to sell some or all of the corporate assets; to enter into purchase and sale agreements, joint venture agreements, investment agreements or other business arrangements which could ultimately result in a change of control of the Company; to enter into business arrangements which may result in the pledge or collateralization of the corporate assets

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Employment Agreement with Hal Schultz

Although a salaried employee and executive of the company, we have no formal employment agreement with Hal Schultz, our President, Chief Executive Officer and one of our directors. You should review “Executive Compensation” for more information about such agreement.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Such officers, directors and shareholders are required by the SEC to furnish us with copies of all such reports. To our knowledge, based solely on a review of copies of reports filed with the SEC during the last fiscal year, all applicable Section 16(a) filing requirements were met.

SHAREHOLDER PROPOSALS FOR
2006 ANNUAL OR SPECIAL MEETING

If a shareholder wishes to present a proposal for consideration for inclusion in the proxy materials for the next meeting of shareholders, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive offices of MoneyFlow Systems International Inc., Suite N, 7003 - Fifth Street S.E., Calgary, Alberta  T2H 2G2, Attention: Hal Schultz, no later than March 10, 2006. All proposals must conform to the rules and regulations of the SEC. Under SEC rules, if a shareholder notifies us of his or her intent to present a proposal for consideration at the next special meeting of shareholders after March 10, 2006, we, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary authority with respect to such proposal without including information regarding such proposal in our proxy materials.

Our bylaws provide that in order for a shareholder to nominate a candidate for election as a director at an special meeting of shareholders, the shareholder must generally notify us in writing at our principal address not later than 90 days in advance of such meeting.  A copy of our bylaws may be obtained from Hal Schultz, Chief Executive Officer, by written request to our principal address

ANNUAL REPORT ON FORM 10-KSB

A copy of our annual report on Form 10-KSB for the fiscal year ended October 31, 2004, and our Form 10-QSB for the period ended April 30, 2005, as filed with the SEC, including the financial statements thereto, accompanies by reference the notice of special meeting, this proxy statement and the related proxy card. We will furnish to any person whose proxy is being solicited any exhibit described in the exhibit index accompanying the Form 10-KSB, upon the payment, in advance, of fees based on our reasonable expenses in furnishing such exhibit. Requests for copies of exhibits should be directed to Hal Schultz, Chief Financial Officer, at our principal address.

Sincerely,
MONEYFLOW SYSTEMS INTERNATIONAL INC.
/s/ Hal Schultz
Hal Schultz
President and Chief Executive Officer
Calgary, Alberta
September 12, 2005

MONEYFLOW SYSTEMS INTERNATIONAL INC.

SPECIAL MEETING OF SHAREHOLDERS
September 30, 2005
8:30 a.m.

400 South Fourth St., 3rd Floor

Las Vegas, Nevada 89101

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of MoneyFlow Systems International Inc., hereby appoints Hal Schultz, Darwyn Ross, or any of them, as proxies, each with the power to appoint his or her substitutes, to represent, and vote all shares of Common Stock on behalf of the undersigned as designated below at the Special Meeting of Stockholders of MoneyFlow Systems International, Inc., to be held September 30, 2005 at 400 South Fourth St., 3rd Floor, Las Vegas, Nevada 89101, on September 30, 2005, at 8:30 a.m. Pacific time, or at any adjournment or postponement thereof, with all powers the undersigned would possess if personally present and voting at such meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is indicated, the Proxy will vote FOR Proposals 1, 2, 3, 4 and 5.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 AND 5.

☒ PLEASE MARK VOTES AS IN THIS SAMPLE.

1) Proposal to accept the Auditor’s report and the financial statements for the fiscal years 2003, 2004 and the interim period ending April 30, 2005

☐ FOR	☐ AGAINST	☐ ABSTAIN

2) ELECTION OF DIRECTOR: Hal Schultz (3 Year Term)	☐ FOR the nominee listed to the left	☐ WITHHOLD AUTHORITY to vote for the nominee listed to the left.
ELECTION OF DIRECTOR: Darwyn Ross (2 Year Term)	☐ FOR the nominee listed to the left	☐ WITHHOLD AUTHORITY to vote for the nominee listed to the left.
ELECTION OF DIRECTOR: Alec McDougal (1 Year Term)	☐ FOR the nominee listed to the left	☐ WITHHOLD AUTHORITY to vote for the nominee listed to the left.

3) Proposal to ratify the selection of Hein & Associates, Certified Public Accountants as auditors.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4) Proposal to ratify the actions of the Officers and Directors since the last shareholders’ meeting held on July 24, 2002

☐ FOR	☐ AGAINST	☐ ABSTAIN

5)     Proposal to grant the board of directors the authority of the Company; modify the share capital of the Company; buy, invest in, or enter into business arrangements with, other companies in similar or diverse industries; to sell some or all of the corporate assets; to enter into purchase and sale agreements, joint venture agreements, investment agreements or other business arrangements which could ultimately result in a change of control of the Company; to enter into business arrangements which may result in the pledge or collateralization of the corporate assets.

☐ FOR	☐ AGAINST	☐ ABSTAIN

6) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Please sign exactly as name(s) appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are jointly held, each holder must sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Check appropriate box to indicate changes below; Address Change? ☐ Name Change? ☐

Number of Shares: __________________________

Dated: _____________________________, 2005

_________________________________________________________
Signature

_________________________________________________________
Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE